UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08 Shareholder Director Nominations

TransCode Therapeutics, Inc. (the “Company”) intends to hold its 2024 annual meeting of stockholders (the “2024 Annual Meeting”) on June 13, 2024. The Company has set the close of business on April 22, 2024, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the 2024 Annual Meeting and any adjournments thereof. The time and location of the 2024 Annual Meeting shall be specified in the Company’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting.

The Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) was held on May 10, 2023. As the date of the 2024 Annual Meeting will have been changed by more than 30 days from the one-year anniversary of the 2023 Annual Meeting, the Company is informing stockholders of this change in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is informing stockholders of the new dates described below for submitting stockholder proposals and other matters.

Pursuant to Rule 14a-8 of the Exchange Act, a stockholder intending to present a proposal to be included in the proxy statement for the 2024 Annual Meeting must deliver the proposal in writing to the Company’s Secretary at its corporate office 6 Liberty Square, #2382, Boston, MA 02109, no later than a reasonable time before we begin to print and mail the proxy materials for the 2024 Annual Meeting. To be considered for inclusion in this year’s proxy materials for the 2024 Annual Meeting, shareholder proposals must be submitted in writing on or before the close of business on April 25, 2024, which the Company believes to be a reasonable deadline under the applicable rules of the Exchange Act. In addition to complying with such deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must also comply with Delaware law as well as all applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission under the Exchange Act. Any director nominations and stockholder proposals received after such deadline will be considered untimely, will not be considered for inclusion in the proxy materials for the 2024 Annual Meeting, nor will they be considered at the 2024 Annual Meeting.

In addition, any stockholder who wishes to make a nomination or introduce an item of business at the 2024 Annual Meeting, other than pursuant to Rule 14a-8 under the Exchange Act, must deliver proper notice to us in writing to our Corporate Secretary at our corporate office at 6 Liberty Square, #2382, Boston, MA 02109, not later than the close of business on April 25, 2024.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to our Corporate Secretary at our corporate office at 6 Liberty Square, #2382, Boston, MA 02109, setting forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on April 25, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransCode Therapeutics, Inc.

Date: April 22, 2024	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Interim Chief Executive Officer; Chief Financial Officer